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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCNAGE ACT OF 1934

Date of report (Date of earliest event reported)             12/16/05
                                                  ------------------------------

                                  Veritec, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-15113                 95-3954373
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      Incorporation)                                         Identification No.)

       2445 Winnetka Avenue North, Golden Valley, MN               55427
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       (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code         (763) 253-2670
                                                     ---------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [  ] Written communication pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the
          Exchange Act (17 CFR 240.14d-2 (b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4 (C) under the
          Exchange Act (17 CFR 240.13e-4 (c))


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ITEM 1.03.  BANKRUPTCY OR RECEIVERSHIP

The registrant has been a debtor in possession in a Chapter 11 bankruptcy proceeding pending in the United States Bankruptcy Court for the District of Minnesota (Bankruptcy No. 05-41161). On December 16,2005, the Bankruptcy Court entered an order converting the Chapter 11 proceeding to a proceeding under Chapter 7 of the Bankruptcy Code. Under chapter 7, the Registrant will be liquidated.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 16th, 2005                  By       /s/ Van Thuy Tran
                                               ---------------------------------
                                                     Its  CEO/President